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                                                                   Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our report in this Form 10-KSB, into the Company's previously filed Registration Statement File Nos. 333-16855, 333-16857, and 333-16859.

                                          ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 28, 2002